QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 14, 2002 (August 14, 2002)

ACTIVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction Identification No.)	0-12699 (Commission File Number)	95-4803544 (IRS Employer of Incorporation)
3100 Ocean Park Blvd., Santa Monica, CA (Address of Principal Executive Offices)	90405 (Zip Code)

Registrant's telephone number, including area code (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  Certification of Robert A. Kotick, Chief Executive Officer of Activision, Inc., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

  99.2
  Certification of Ronald Doornink, President of Activision, Inc., Chief Executive Officer of Activision Publishing, Inc., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

  99.3
  Certification of William Chardavoyne, Chief Financial Officer of Activision, Inc., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.    Regulation FD Disclosure.

        On August 14, 2002, Robert A. Kotick, Chief Executive Officer of Activision, Inc. (the "Company"), Ronald Doornink, President of the Company and Chief Executive Officer of Activision Publishing, Inc., the Company's direct operating subsidairy, and William Chardavoyne, Chief Financial Officer of the Company, each furnished a certification to the Securities and Exchange Commission relating to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each certification is attached hereto as Exhibits 99.1 through 99.3.

Limitation on Incorporation by Reference

        The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into the filings of Activision, Inc. under the Securities Act of 1933, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002

ACTIVISION, INC.
By:	/s/ RONALD DOORNINK Name: Ronald Doornink Title: President

QuickLinks

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES